As filed with the Securities and Exchange Commission on September 6, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23175

MATRIX ADVISORS FUNDS TRUST

(Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017

(Address of principal executive offices) (Zip code)

David A. Katz

747 Third Avenue, 31st Floor

New York, NY 10017

(Name and address of agent for service)

1(800) 366-6223

Registrant’s telephone number, including area code

Copies to:

Carol Gehl

Godfrey & Kahn, S.C.

780 N. Water Street

Milwaukee, WI 53202

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

Item 1. Reports to Stockholders.

MATRIX ADVISORS

DIVIDEND FUND

747 Third Avenue • New York, NY 10017 • Tel. (212) 486-2004 • Fax (212) 486-1822

July 31, 2017

Dear Fellow Shareholder:

The Matrix Advisors Dividend Fund showed positive results in the 2nd quarter but lagged the S&P 500 Index’s return, gaining +0.85% versus +3.09% for the benchmark. Our Q2 underperformance was caused by a combination of being out of sync with the market’s preference for Growth, high dividend payors as a group being out of favor, our sector weightings and a handful of poor performing stocks. For the first six months of the year, the Fund is up +1.75% versus +9.34% for the S&P 500. We believe our relative and absolute results should improve as the year unfolds. For the abbreviated fiscal year (10/13/16 – 6/30/17), the Fund was up +8.41% versus the S&P 500 Index’s return of +15.33%. A detailed discussion of the factors underlying the recent underperformance in 2017 is provided in the attached letter.

Disclosure Note:

For your information, for the period ended June 30, 2017, the Fund’s cumulative total returns for the period from October 13, 2016 (commencement of operations) was +8.41%. For the same period the return for the S&P 500 Index was +15.33%.

Gross Expense Ratio:	1.79%
Net Expense Ratio:	0.90	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsdividendfund.com.

** The Advisor has contractually agreed to reduce fees through 10/31/17.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Fund’s Net Asset Value on 6/30/17 was $21.36.

The attached commentary provides a thorough discussion on what drove our Q2 2017 returns and why we think the Fund is well positioned going forward.

As we discuss below, 2017 has seen a massive rotation and reversal of several trends that were driving stock prices since the presidential election. We have started this year off on a weak relative note but with positive returns. Beyond the macro headwind against Value and higher dividend paying stocks, our portfolio was hurt by our exposure to Energy and Consumer Discretionary stocks and our Value bias within Technology.

Looking forward, we are expecting better trends in these areas, and we are upbeat on a relative and absolute basis for these sectors and our holdings. Performance and valuation differentials are at extremes and we think earnings and business outlooks argue for better stock price action in the areas where we are focused.

MATRIX ADVISORS

DIVIDEND FUND

While it was a poor relative quarter and six months, a lot of these negative underlying trends began to reverse in the last four weeks of the quarter after central banks noted improving global economic conditions and began preparing investors for a gradual increase in interest rates. As market psychology turned, the portfolio began to make up ground in a short period.

Investors generally look to buy on a dip and/or understand that down markets or flat environments can set the stage for better market returns. We think the last six months has been one of those periods where our holdings’ fundamentals are strong, yet the portfolio has retrenched and lagged the market on a relative basis.

We believe a combination of depressed valuations and strong outlooks, especially in a time where much of the market is richly priced, leaves us very well positioned for the second half of the year.

Matrix partners and associates are among the Fund’s largest shareholders and our interests are directly aligned with yours. We believe the current portfolio should be positioned to return to favorable investment returns in the years to come. We thank you for your investment and confidence in the Fund.

Sincerely,

David A. Katz, CFA

Fund Manager

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of the Matrix Advisors Dividend Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The S&P 500 Index is an unmanaged index of 500 stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. You cannot invest directly in an index.

Dividend yield refers to a stock’s annual dividend payments to shareholders, expressed as a percentage of the stock’s current price.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends. In addition, the Advisor may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

The Matrix Advisors Dividend Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS

DIVIDEND FUND

Average Annualized Total Return Period Ended June 30, 2017
Since Commencement**
Matrix Advisors Dividend Fund	8.41%
S&P 500 Index*	15.33%

The graph above illustrates the performance of a hypothetical $10,000 investment made in the Fund and the S&P 500 Index on 10/13/16 (commencement of operations). All returns in the graph and table above reflect the reinvestment of dividends and distributions, but do not reflect the deduction of taxes that an investor would pay on distributions. The graph and table above do not imply any future performance.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.matrixadvisorsdividendfund.com.

*	The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The index does not incur expenses and is not available for investment.
**	The Fund commenced operations on October 13, 2016.

MATRIX ADVISORS

DIVIDEND FUND

Matrix Advisors Dividend Fund

Capital Markets Commentary and Quarterly Report:

2nd Quarter 2017 and Annual Report

The stock market added to its 2017 gains in the second quarter, with the S&P 500 rising by +3.09%. For the first six months of the year, the Index was up +9.34%. The market’s advance was propelled by continued good economic results in the U.S. and the Eurozone, while Asia maintained mid-single digit growth. Corporate earnings from S&P 500 companies this year are the best in nearly six years1. For now, the administration’s inability to pass legislation and advance their health care, tax reform and fiscal stimulus initiatives has not impeded the market’s move higher.

While the market has continued its upward move, 2017 has seen a massive rotation and reversal of several trends that were driving stock prices since the presidential election. After a strong 4th quarter 2016, we started this year off on a weak relative note but with positive returns.

After a poor 2016, the Russell 1000 Growth Index had a sharp recovery in the first half of 2017, while the Russell 1000 Value Index slowed from its strong 2016 performance.

The change in market sentiment was caused by concerns about the strength of the economic recovery and a rethinking of the inflation and interest rate outlook. Growth stocks have thrived and Value and higher yielding stocks lagged as concerns about a slowing economy took hold. The outlook for faster economic growth has been negatively impacted by lower confidence in the Trump administration’s ability to deliver on tax reform, healthcare legislation and their fiscal spending agenda.

Once these market trends started to play out they took on a life of their own. Strength begot strength and weakness generated more weakness.

We think much of this market dynamic is driven by market psychology and momentum investing rather than the underlying fundamentals. We believe fundamentals would argue that these recent moves are not warranted and as discussed above, a look at the market in terms of Value vs. Growth suggests that Value stocks have only been this attractive relative to Growth one other time in the past 60 years. Importantly, the last time was after the Internet bubble of the late 90’s and led to a very strong period for Value (Barron’s on July 3, 2017 discussed this in some length, “Value Investing is Ready to Stage a Comeback”). Any improvement in the Value style would provide a nice tailwind to our dividend focused portfolio.

The backdrop for continued earnings growth remains favorable with S&P 500 companies expected to show earnings growth of 9.8% in 2017 compared to last year, according to FactSet. The U.S. economy continues to expand, the European manufacturing index in June reached its highest level since April 2011, Japan’s business confidence also hit its highest level in more than three years and China’s manufacturing data showed a return to expansion in June.

1	The Wall Street Journal, 7/05/17 – Markets Review & Outlook

MATRIX ADVISORS

DIVIDEND FUND

The stronger economic data are moving central banks around the world towards actions that will likely lead to higher interest rates. Additionally, oil prices, which have been a depressant on inflation and economic activity, are likely to move higher as supply and demand come closer to being in balance.

The risks to the stock market are mostly political with some downside in certain groups relating to a higher interest rate environment. If either concern becomes an issue we would look for a return to an increase in market volatility. We think our portfolio is well positioned to navigate those possible environments.

Fund Annual Review

The Fund commenced operations on October 13, 2016 resulting in an abbreviated fiscal year ended June 30, 2017. The Fund had good absolute, but poor relative performance from inception through fiscal year end. Returns were led by strong results in the Financial, Industrial and Healthcare sectors. Weak returns in Consumer Discretionary, Telecom and Energy sectors detracted from performance.

Standout equity contributors for the period included AbbVie, Eaton, J.P. Morgan Chase, McDonald’s, Microsoft and United Tech, each with gains in excess of 20%.

As discussed below, there has been a market rotation away from last year’s leading sectors and higher dividend paying stocks, towards Growth and Growth/Technology in particular. This rotation has played a large role in our calendar year to date underperformance and the abbreviated fiscal year relative underperformance. We believe these recent trends will be short lived and feel the Fund is well positioned to show good absolute and relative performance going forward.

2nd Quarter Review and Outlook

The Matrix Advisors Dividend Fund posted another positive quarter, but below the benchmark’s return. Strong performance from the Industrial, Healthcare and Financial sectors were offset by negative returns in the Telecom, Technology, and Energy sectors, as well as flattish performance in the Consumer Discretionary and Consumer Staples sectors. The Fund had its best month of the year in June, when market sentiment shifted away from Growth and Technology. Looking forward we believe the June action could take hold on a longer-term basis, as the valuation disparity between Growth and Value reached extreme levels in the first half of 2017.

Industrial sector performance was led by United Technologies, Eaton and UPS. Healthcare by AbbVie, Gilead Sciences and Johnson & Johnson, and Financials by J.P. Morgan Chase and MetLife.

Telecom was the worst performing sector in Q2, as the cell phone companies engaged in a price war to poach customers from each other in a business that has reached market saturation. We believe there are reasons for optimism for their share prices from current levels. Once Verizon and AT&T offered unlimited data plans, market shares stabilized. Of late, there is increasing talk of industry consolidation which should make competition less cut-throat, and T-Mobile just raised prices on its “best” unlimited data plans. With their high dividend yields and very attractive valuations it will not take much good news to get investors interested in AT&T and Verizon again.

During the quarter, we added to positions in BB&T, CVS Health, Cisco, Exxon Mobil, General Mills, Gilead Sciences, J.P. Morgan Chase, Kimberly-Clark, Merck, Microsoft, Occidental Petroleum, Pfizer, UPS, Verizon

MATRIX ADVISORS

DIVIDEND FUND

and Wells Fargo. We trimmed the position in Johnson & Johnson and sold the last part of our very profitable investment in McDonald’s.

Over the quarter, eight of our holdings raised their dividends by an average of 6.0%. Year-to-date, 16 holdings have raised their dividends by 6.4% on average. In the aftermath of the stress test, our three banks increased their dividends by 8.2% for the upcoming year and these increases will be included in our Q3 calculation. Our current embedded appreciation potential in the portfolio is 27.5%, well above its long-term average.

We expect our relative and absolute results to improve as the year unfolds. June’s market action is a reminder of how quickly investor sentiment can change. For those who have an eye toward adding to investments in this area, we think this year’s underperformance has created a timely opportunity.

*                              *                             *

We hope you are enjoying your summer and thank you all for your confidence and trust. Please contact us if you have any questions at 800-366-6223 or 212-486-2004.

Best regards.

MATRIX ADVISORS

DIVIDEND FUND

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing cost including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2017 to June 30, 2017.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (1/1/17)	$1,000.00	$1,000.00

Ending Account Value (6/30/17)	$1,017.50	$1,020.33

Expenses Paid During Period[1]	$4.50	$4.51

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the “period”).

MATRIX ADVISORS

DIVIDEND FUND

SECTOR BREAKDOWN
Consumer Staples	18.9%

Financials	18.7%

Health Care	17.0%

Industrials	12.7%

Energy	11.4%

Information Technology	10.7%

Telecommunication Services	6.9%

Consumer Discretionary	2.6%

Total Investments	98.9%

Short-Term Investments, net of Other Assets	1.1%

Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund’s total investments as of June 30, 2017.

MATRIX ADVISORS

DIVIDEND FUND

Schedule of Investments
June 30, 2017

SHARES		VALUE

COMMON STOCKS - 98.9%

BANK (MONEY CENTER): 5.3%
3,700	JPMorgan Chase & Co.	$338,180

BANK (REGIONAL): 4.0%
5,600	BB&T Corp.	254,296

BANK (SUPER REGIONAL): 5.1%
5,900	Wells Fargo & Co.	326,919

BEVERAGES: 4.6%
1,900	PepsiCo, Inc.	219,431
1,700	The Coca-Cola Co.	76,245

		295,676

BIOTECHNOLOGY: 2.2%
1,950	Gilead Sciences, Inc.	138,021

COMPUTER SOFTWARE AND SERVICES: 3.6%
3,300	Microsoft Corp.	227,469

COMPUTER PERIPHERALS: 1.2%
500	IBM	76,915

DIVERSIFIED OPERATIONS: 3.2%
1,700	United Technologies Corp.	207,587

DRUG: 12.3%
3,550	AbbVie, Inc.	257,411
4,300	Merck & Co., Inc.	275,586
7,500	Pfizer, Inc.	251,925

		784,922

DRUG STORE: 3.5%
2,800	CVS Health Corp.	225,288

FOOD PROCESSING (RETAIL): 3.7%
4,300	General Mills, Inc.	238,220

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

DIVIDEND FUND

Schedule of Investments
June 30, 2017 – Continued

SHARES		VALUE

HOUSEHOLD PRODUCTS: 7.1%
1,900	Kimberly-Clark Corp.	$245,309
2,400	The Procter & Gamble Co.	209,160

		454,469

HYPER MARKETS AND SUPER CENTERS: 2.6%
3,200	Target Corp.	167,328

INSURANCE (DIVERSIFIED): 4.4%
5,100	MetLife, Inc.	280,194

MANUFACTURING - MISCELLANEOUS: 4.6%
3,800	Eaton Corp Plc	295,754

MEDICAL SUPPLIES: 2.6%
1,250	Johnson & Johnson	165,363

PETROLEUM (INTEGRATED): 9.0%
1,700	Chevron Corp.	177,361
2,200	Exxon Mobil Corp.	177,606
4,100	Royal Dutch Shell PLC - ADR	223,163

		578,130

PETROLEUM (PRODUCING): 2.3%
2,500	Occidental Petroleum Corp.	149,675

TELECOMMUNICATIONS (EQUIPMENT): 5.9%
7,400	Cisco Systems, Inc.	231,620
2,700	QUALCOMM, Inc.	149,094

		380,714

TELECOMMUNICATION SERVICES: 6.9%
5,300	AT&T, Inc.	199,969
5,400	Verizon Communications, Inc.	241,164

		441,133

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

DIVIDEND FUND

Schedule of Investments
June 30, 2017 – Continued

SHARES		VALUE

TRANSPORTATION SERVICES: 4.8%
2,785	United Parcel Service, Inc.	$307,993

TOTAL COMMON STOCKS (Cost $6,079,960)		$6,334,246

SHORT-TERM INVESTMENTS - 0.8%
50,633	Fidelity Institutional Money Market Funds - Government Portfolio	50,633

TOTAL SHORT-TERM INVESTMENTS (Cost $50,633)		$50,633

TOTAL INVESTMENTS (Cost $6,130,593): 99.7%		6,384,879
OTHER ASSETS IN EXCESS OF LIABILITIES: 0.3%		18,485

TOTAL NET ASSETS: 100.0%		$6,403,364

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

DIVIDEND FUND

Statement of Assets and Liabilities
At June 30, 2017
ASSETS:
Investments in securities, at value (cost $6,130,593)	$6,384,879
Receivables:
Fund shares sold	6,450
Due from advisor	28,189
Dividends and interest	6,419
Prepaid expenses	20,695

Total assets	6,446,632

LIABILITIES:
Payables:
Fund shares repurchased	283
Accrued expenses:
Audit fees	14,000
Legal fees	6,644
Fund administration fees	4,300
Fund accounting fees	3,040
Transfer agent fees	3,266
Other expenses	11,735

Total liabilities	43,268

NET ASSETS	$6,403,364

Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	299,774

Net Asset Value, Offering Price and Redemption Price Per Share	$21.36

COMPONENTS OF NET ASSETS:
Paid in capital	6,111,765
Accumulated net realized gain on investments	37,313
Net unrealized appreciation on investments	254,286

Net Assets	$6,403,364

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

DIVIDEND FUND

Statement of Operations
For the Period Ended June 30, 2017 (1)
INVESTMENT INCOME

INCOME
Dividend income	$124,584
Interest income	313

Total income	124,897

EXPENSES
Advisory fees	23,497
Legal fees	20,000
Fund administration fees	18,220
Federal and state registration fees	17,631
Audit fees	15,500
Transfer agent fees	14,353
Accounting fees	12,823
Reports to shareholders	8,621
Custodian fees	5,055
Directors' fees and expenses	2,358
Other expenses	5,289

Total operating expenses	143,347
Less: Expense reimbursement by advisor	(108,102)

Net expenses	35,245

Net investment income	89,652

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	37,950
Net change in unrealized appreciation/depreciation on investments	254,286

Net realized and unrealized gain on investments	292,236

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$381,888

(1)	Commencement operations on October 13, 2016.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

DIVIDEND FUND

Statement of Changes in Net Assets	PERIOD OCTOBER 13, 2016(1) THROUGH JUNE 30, 2017
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$89,652
Net realized gain on investments	37,950
Net change in net unrealized appreciation/depreciation on investments	254,286

Net increase in net assets resulting from operations	381,888

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(90,289)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,701,663
Proceeds from reinvestment of distributions	90,289
Cost of shares redeemed	(680,187)

Net increase from capital share transactions	6,111,765

Total increase in net assets	6,403,364

NET ASSETS
Beginning of period	—

End of period	$6,403,364

Undistributed net investment income	$—

CHANGE IN SHARES
Shares outstanding, beginning of period	—
Shares sold	327,300
Shares issued on reinvestment of distributions	4,226
Shares redeemed	(31,752)

Shares outstanding, end of period	299,774

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

DIVIDEND FUND

Financial Highlights
For a capital share outstanding throughout the period
	PERIOD OCTOBER 13, 2016(1) THROUGH JUNE 30, 2017
Net asset value, beginning of the period	$20.00

Income from investment operations:
Net investment income	0.35	(2)
Net unrealized gain on investments	1.33

Total from investment operations	1.68

Less distributions:
Dividends from net investment income	(0.32)

Net asset value, end of period	$21.36

Total return	8.41	%(3)

Ratios/supplemental data:
Net assets, end of period (millions)	$6.4

Ratio of operating expenses to average net assets:
Before expense reimbursement	3.66	%(4)
After expense reimbursement	0.90	%(4)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.47	)%(4)
After expense reimbursement	2.29	%(4)
Portfolio turnover rate	7	%(3)

(1)	Commencement of operations.
(2)	Calculated using the average shares method.
(3)	Not Annualized
(4)	Annualized

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

DIVIDEND FUND

Notes to Financial Statements

NOTE 1 – ORGANIZATION

The Matrix Advisors Dividend Fund (the “Fund”) is a series of Matrix Advisors Funds Trust (the “Trust”), which was organized on July 20, 2016 as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund commenced operations on October 13, 2016. The objective of the Fund is to seek current income and capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Trust’s Valuation Committee and Pricing Committee in accordance with procedures approved by the Board of Trustees of the Trust. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value (“NAV”) per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of

MATRIX ADVISORS

DIVIDEND FUND

Notes to Financial Statements, Continued

operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.	Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

C.	Federal Income Taxes.

The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits will be expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.	Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.	Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund expects to make distributions of net investment income, if any, quarterly, and distributions of net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

F.	Indemnification Obligations.

Under the Fund’s organizational documents, its current and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and

MATRIX ADVISORS

DIVIDEND FUND

Notes to Financial Statements, Continued

warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.	Recent Accounting Prononcement.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

H.	Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the Statement of Asset and Liabilities were issued and determined that no events have occurred that require disclosure.

NOTE 3 – AGREEMENTS AND RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with the Advisor. Under the Advisory Agreement, the Advisor has overall responsibility for the general management and investment of the Fund’s portfolio, subject to the supervision of the Board of Trustees. The Fund compensates the Advisor for its services at the annual rate of 0.60% of its average daily net assets, payable on a monthly basis in arrears. For the period ended June 30, 2017, the Fund accrued $23,497 in advisory fees.

The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has contractually agreed to waive its fees or reimburse Fund expenses until at least October 31, 2017, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses and inclusive of organizational expenses) will not exceed 0.90% of the Fund’s average daily net assets (the “Expense Limit”). Any waiver of advisory fees or reimbursement of Fund expenses by the Advisor may be recouped in subsequent years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment is made. The Advisor is permitted to recoup fees waived and expenses reimbursed in the prior three fiscal years. Any such recoupment will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of fees waived or expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Board of Trustees.

In connection with the expense limitation, the Advisor is eligible to recover expenses waived for three years following the month in which the expenses were originally waived. The Advisor will only be able to recover

MATRIX ADVISORS

DIVIDEND FUND

Notes to Financial Statements, Continued

previously waived expenses if the Fund’s then current expense ratio is below the 0.90% expense cap. At June 30, 2017, the cummulative amount available for reimbursement that has been paid and/or waived is $108,102.

The Fund’s Chief Compliance Officer (“CCO”) receives no compensation from the Fund; however, the Administrator was paid $2,500 for the period ended June 30, 2017 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the period ended June 30, 2017, are as follows:

	Purchases	Sales
Common Stock	$6,427,117	$383,626

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$6,130,593

Gross tax unrealized appreciation	435,168
Gross tax unrealized depreciation	(180,882)
Net tax unrealized appreciation on investments	254,286

Undistributed ordinary income	37,313
Undistributed long-term capital gains	—

Total Distributable Earnings	37,313

Other accumulated losses	—

Total Accumulated Earnings/Losses	$291,599

During the period ended June 30, 2017 the Fund had no capital loss carryover and post-October capital losses.

The tax character of distributions paid during the period ended June 30, 2017 was as follow:

June 30, 2017
Distributions Paid From:
Ordinary Income*	$90,289
Long-Term Capital Gain	$—

$90,289

*	For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

MATRIX ADVISORS

DIVIDEND FUND

Notes to Financial Statements, Continued

U.S. GAAP requires that permanent book-to-tax differences be reclassified among the components of net assets. These reclassifications have no effect on net assets or NAV. For the period ended June 30, 2017, the following reclassifications were made:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
$637	$(637)	—

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Fund’s own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

MATRIX ADVISORS

VALUE FUND, INC.

Notes to Financial Statements, Continued

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2017. There were no transfers into or out of Level 1, Level 2 or Level 3 during the reporting period.

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock*	$6,334,246	$—	$—	$6,334,246

Total Equity	$6,334,246	$—	$—	$6,334,246

Short-Term Investments	$50,633	$—	$—	$50,633

Total Investments in Securities	$6,384,879	$—	$—	$6,384,879

*	Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

MATRIX ADVISORS

DIVIDEND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of Matrix Advisors Dividend Fund

New York, New York

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Matrix Advisors Dividend Fund, a series of Matrix Advisors Funds Trust as of June 30, 2017 and the related statements of operations, changes in net assets, and the financial highlights for the period October 13, 2016 (commencement of operations) through June 30, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matrix Advisors Dividend Fund as of June 30, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the period October 13, 2016 through June 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 23, 2017

MATRIX ADVISORS

DIVIDEND FUND

Additional Information

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent period ended June 30 (once available), free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

TAX NOTICE (UNAUDITED)

The percentage of dividend income distributed for the period ended June 30, 2017, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 97.63%.

For the period ended June 30, 2017, the percentage of ordinary income distributions that qualify for the dividend received deduction available to corporate shareholders is 84.80%.

Additional Information Applicable to Foreign Shareholders only:

The Fund hereby designates 0.00% of its ordinary income distributions for the period as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

MATRIX ADVISORS

DIVIDEND FUND

Additional Information (Unaudited), Continued

TRUSTEES AND OFFICER INFORMATION

The Board of Trustees is responsible for the overall management of the Fund’s business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Fund to its Officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, by calling 1-800-366-6223.

The Trustees and Officers of the Fund, their business addresses and principal occupations during the past five years are:

Interested Trustee
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David A. Katz, CFA 747 Third Avenue New York, NY 10017 (Born 1962)	Trustee, President and Treasurer	Since 2016	Chief Investment Officer (1986 to present) and President (1990 to present) of Matrix Asset Advisors, the Fund’s Advisor, and portfolio manager of the Fund (1996 to present).	1	None
Independent Trustees
T. Michael Tucker * 747 Third Avenue New York, NY 10017 (Born 1942)	Trustee	Since 2016	Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005 and 2011 to present); formerly, Consultant, Carr Riggs & Ingram, LLP, a certified public accounting firm (2005 to 2011).	1	None
Larry D. Kieszek * 747 Third Avenue New York, NY 10017 (Born 1950)	Trustee and Chairman	Since 2016	Retired; formerly, Partner of Purvis, Gray & Company, a certified public accounting firm (1974 to 2015).	1	None

MATRIX ADVISORS

DIVIDEND FUND

Additional Information (Unaudited), Continued

Independent Trustees, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
David S. Wyler * 747 Third Avenue New York, NY 10017 1969	Trustee	Since 2016	Vice President of Business Development, Resonate (marketing intelligence firm) (2014 to present); Vice President of Business Development, Experian (information services firm) (2013 to 2014) and 41st Parameter (fraud prevention firm) (2012 to 2013).	1	None
Officers of the Fund
Lon F. Birnholz 747 Third Avenue New York, NY 10017 (Born 1960)	Executive Vice President and Secretary	Since 2016	Senior Managing Director of Matrix Asset Advisors, the Fund’s Advisor (1999 to present).	N/A	N/A
Steven G. Roukis, CFA 747 Third Avenue New York, NY 10017 (Born 1967)	Senior Vice President	Since 2016	Managing Director of Matrix Asset Advisors, the Fund’s Advisor (2005 to present).	N/A	N/A
Jordan F. Posner 747 Third Avenue New York, NY 10017 (Born 1957)	Senior Vice President	Since 2016	Managing Director of Matrix Asset Advisors, the Fund’s Advisor (2005 to present).	N/A	N/A
Steven Pisarkiewicz 747 Third Avenue New York, NY 10017 (Born 1948)	Senior Vice President	Since 2016	Senior Managing Director and Senior Portfolio Manager of Matrix Asset Advisors, the Fund’s Advisor (2009 to present).	N/A	N/A
Stephan J. Weinberger, CFA 747 Third Avenue New York, NY 10017 (Born 1955)	Senior Vice President	Since 2016	Managing Director and Senior Portfolio Manager of Matrix Asset Advisors, the Fund’s Advisor (2010 to present).	N/A	N/A

MATRIX ADVISORS

DIVIDEND FUND

Additional Information (Unaudited), Continued

Officers of the Fund, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Conall Duffin 747 Third Avenue New York, NY 10017 (Born 1975)	Chief Compliance Officer, AML Compliance Officer, Vice President and Assistant Secretary	Since 2016	Chief Compliance Officer, Matrix Asset Advisors (2016 to present); Vice President Marketing and Mutual Fund Services, Matrix Asset Advisors, the Fund’s Advisor (2010 to present).	N/A	N/A
Jonathan Tom 747 Third Avenue New York, NY 10017 (Born 1983)	Vice President	Since 2016	Chief Operating Officer of Matrix Asset Advisors, the Fund’s Advisor (2015 to present); Head Fixed Income Trader (2011 to present); Equity Research Analyst (2005 to present).	N/A	N/A

*	Not an “interested person”, as that term is defined by the 1940 Act.
†	Trustees and Officers of the Fund serve until their resignation, removal or retirement.

MATRIX ADVISORS

DIVIDEND FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Trustees

David A. Katz, CFA

Larry D. Kieszek

T. Michael Tucker

David S. Wyler

•

Investment Advisor

Matrix Asset Advisors, Inc.

747 Third Avenue, 31st Floor

New York, NY 10017

(800) 366-6223

•

Custodian

U.S. Bank, N.A.

1555 N. River Center Drive, Ste. 302

Milwaukee, WI 53212

•

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

•

Administrator

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Ste. 100

Glendora, CA 91741

•

Independent Registered Public

Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Ste. 2400

Philadelphia, PA 19103

•

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue

Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Annual Report MATRIX ADVISORS DIVIDEND FUND June 30, 2017 747 Third Avenue, 31st Floor New York, NY 10017 Ticker Symbol: MADFX Cusip: 57681H108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-366-6223.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Messrs. Kieszek and Tucker are “audit committee financial expert(s)” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$12,000	$0
Audit-Related Fees	$ 0	$0
Tax Fees	$ 2,000	$0
All Other Fees	$ 0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2017	FYE 6/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Funds Trust

By	/s/ David A. Katz
David A. Katz, President

Date	September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	September 5, 2017